SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LIBERTY STAR GOLD CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY STAR GOLD CORP.

2766 N. Country Club Road

Tucson, Arizona

85716-2204

October 21, 2005

To the Stockholders of Liberty Star Gold Corp.:

You are cordially invited to attend the annual meeting of stockholders of Liberty Star Gold Corp., a Nevada corporation, on Friday, December 2, 2005 at the Arizona Inn, 2200 East Elm Street, Tucson, Arizona, 85719.

Doors will open and a continental breakfast will be served at 10:00 a.m. (local time). Management presentations, and the formal annual meeting will commence at 10:30 a.m. (local time).

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

Copies of our Annual Report on Form 10-KSB for the year ended January 31, 2005 and our Quarterly Report on Form 10-QSB for the period ended July 31, 2005 are also enclosed with this letter.

The board of directors and management look forward to seeing you at the annual meeting.

Sincerely,

/s/ James Briscoe

James Briscoe

President, Chief Executive Officer,

Chairman of the Board

LIBERTY STAR GOLD CORP.

2766 N. Country Club Road

Tucson, Arizona

85716-2204

Notice of Annual Meeting of Stockholders

to be Held on December 2, 2005

To the Stockholders of Liberty Star Gold Corp.:

NOTICE IS HEREBY GIVEN that Liberty Star Gold Corp., a Nevada corporation, will hold its annual meeting of stockholders on Friday, December 2, 2005 at 10:30 a.m. (local time) at the Arizona Inn, 2200 East Elm Street, Tucson, Arizona, 85719 (the “Meeting”). The Meeting is being held for the following purposes:

1.             To elect James Briscoe, Jon Young, Gary Musil, John Guilbert and Philip St. George to serve as directors of our Company;

2.             To ratify the appointment of Semple & Cooper, LLP as the independent auditors of our Company for the year ended January 31, 2005.

3.             To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on October 17, 2005 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting.

Dated: October 21, 2005.

By Order of the Board of Directors,

/s/ James Briscoe

James Briscoe

President, Chief Executive Officer,

Chairman of the Board

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

LIBERTY STAR GOLD CORP.

2766 N. Country Club Road

Tucson, Arizona

85716-2204

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Friday, December 2, 2005 at 10:30 a.m. (local time), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about November 7, 2005 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us”, “our” and “Liberty Star” refer to Liberty Star Gold Corp.

GENERAL INFORMATION

Corporate Overview

On February 5, 2004, Articles of Merger were filed with the Secretary of State of Nevada. The Meeting will be our first annual meeting.

We are an exploration stage company engaged in the acquisition and exploration of mineral properties in the State of Alaska through our wholly-owned subsidiary, Big Chunk Corp. We also have mineral exploration properties in the State of Arizona.

Annual and Quarterly Reports

Our annual report on Form 10-KSB for the year ended January 31, 2005 and our quarterly report on Form 10-QSB for the quarter ended July 31, 2005 are enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on October 17, 2005. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the October 17, 2005 record date, there were 36,988,687 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, The Nevada Agency and Trust Company., 50 West Liberty Street, Suite 880, Reno, NV 89501, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the October 17, 2005 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $30,000.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law, or under our Articles of Merger, or our bylaws in connection with the matters to be voted on at the Meeting.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on October 17, 2005 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of October 17, 2005, we had approximately 36,988,687 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
James Briscoe Tucson, Arizona	8,750,000 (2)	23.66%
Jon Young Tucson, Arizona	60,000(3)	0.16%
Gary Musil Vancouver, British C	8,500(3)	0.02%
John Guilbert Tucson, Arizona	40,000(3)	0.11%
Philip St. George Anchorage, Alaska	202,500(3)	0.55%
Cede & Co. New York, NY	19,535,163(4)	52.81%
Directors and Executive Officers as a Group	28,596,163	77.31%

(1) Based on 36,988,687 shares of Common Stock outstanding as of October 17, 2005. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	These shares are held by Alaska Star Minerals LLC. James Briscoe beneficially owns 100% of the membership interest in Alaska Star Minerals LLC.

(3) This figure represents shares of our Common Stock that may be acquired upon exercise of stock options granted by us on December 27, 2004 that are currently exercisable or are exercisable within 60 days.

(4) Cede & Co. is a nominee for The Depository Trust Company, and acts as depository for many United States brokerage firms and custodian banks. Management of the Company is unaware of the beneficial shareholders respecting the Common Stock registered in the name of Cede & Co.

PROPOSALS

Proposal 1 - Election Of Directors

Our bylaws provide for our Board to consist of at least one director and no more than five directors. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. We currently operate with a Board of five directors.

The nominees for election at the Meeting to fill the positions on the Board are James Briscoe, Jon Young, Gary Musil, John Guilbert and Philip St. George. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board unanimously recommends a vote “FOR” the nominees: James Briscoe, Jon Young, Gary Musil, John Guilbert and Philip St. George.

For further information, please refer to the heading below “Directors and Executive Officers”.

Proposal 2 - Ratification Of Appointment Of Independent Auditor

On September 13, 2004, Semple & Cooper, LLP was first engaged as our principal accountant to audit our financial statements.

The Board also selected Semple & Cooper, LLP as our independent auditors for the fiscal year ended January 31, 2005, and has further directed that management submit the appointment of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the appointment of Semple & Cooper, LLP as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of Semple & Cooper, LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Our Board has considered and determined that the services provided by Semple & Cooper, LLP are compatible with maintaining the principal accountant’s independence.

Representatives of Semple & Cooper, LLP are not expected to be present at the Meeting.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Semple & Cooper, LLP as our independent auditors for the fiscal year ended January 31, 2005.

For further information, please refer to the heading below “Independent Public Accountants”.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Position Held with our Company	Age	Date First Elected or Appointed
James Briscoe	Chairman, President, Chief Executive Officer and Director	63	February 3, 2004
Gary Musil	Secretary and Director	55	October 22, 2003
Jon Young	Treasurer, Chief Financial Officer and Director	60	February 3, 2004
John Guilbert	Director	73	February 5, 2004
Philip St. George	Director	46	May 9, 2005

We have not adopted a formal policy with respect to the members of our Board attending the Meeting.

The following is a brief biographical summary for each person nominated for election to the Board.

James Briscoe

Mr. Briscoe is a Registered Professional Geologist in the states of Arizona and California. Mr. Briscoe is the President, Chief Executive Officer and Chief Geologist of JABA (US) Inc. and President of Compania Minera JABA, S.A. de C.V. in Mexico. From 1992 to 2002, Mr. Briscoe served as an officer/director of three TSX Venture Exchange public companies in Canada.

Gary Musil

Mr. Musil was our Chief Executive Officer and Chief Financial Officer from October 23, 2003 to February 3, 2004. Mr. Musil has more than 30 years of management and financial consulting experience. Mr. Musil has served as an officer and director on numerous public mining companies since 1988. This experience has resulted in his overseeing exploration projects in Peru, Chile, Eastern Europe (Slovak Republic), British Columbia, Ontario, Quebec and New Brunswick (Canada). Prior to this, he was employed for 15 years with Dickenson Mines Ltd. and Kam-Kotia Mines Ltd. as a controller for the producing silver/lead/zinc mine in the interior of British Columbia, Canada. Mr. Musil currently serves as an officer/director of four TSX Venture Exchange public companies in Canada. Mr. Musil has been the President, Chief Executive Officer, Chief Financial Officer and a director of Montoro Resources Inc., a TSX Venture company and a reporting issuer in Canada, since February 1999. Mr. Musil has been the Chief Financial Officer and Secretary and a director of Belmont Resources Inc., a TSX Venture company and a reporting issuer in Canada, since August 1992. Mr. Musil has been the Chief Financial Officer and a director of Mandalay Resources Corp, a TSX Venture company and a reporting issuer in Canada, since January 2000. Mr. Musil has been the Chief Financial Officer and Secretary of Highbank Resources Ltd., a TSX Venture company and a reporting issuer in Canada, since December 1988.

Jon Young

Mr. Young is a certified public accountant. Mr. Young is presently the Chief Executive Officer of Oracle Capital Advisors, Ltd. and has more than 30 years experience in providing clients with business consulting services. Mr. Young is president of Jon R. Young Company PC, an accounting practice limited to providing litigation support, and is strategically aligned with Beach-Fleischman Inc., Southern Arizona's largest accounting firm. Mr. Young was a partner with the Tucson office of KPMG Peat Marwick for 13 years.

John Guilbert

Dr. Guilbert is a Professor Emeritus at the University of Arizona and is a world-renowned geologist and author and a co-developer of the Lowell-Guilbert porphyry copper model.

Philip St. George

Mr. St. George has over 25 years experience in the mining exploration business, with over 16 years with major mining companies including Cominco, Phelps Dodge and Placer Dome. After his work with Phelps Dodge he was appointed Vice President of Exploration for NovaGold and Project Manager for them at Rock Creek and Donlin Creek.

Conduct of Business

The Board held no formal meetings during the year ended January 31, 2005. All proceedings of the Board were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and the Bylaws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Audit Committee Financial Expert

Our Board has determined that it does not have a member of its audit committee that qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our Board are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues to date.

Identification of the Audit Committee

Currently our audit committee consists of our entire Board. The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2005, there were no meetings held by the audit committee. The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Other Committees

We currently do not have nominating or compensation committees, or committees performing similar functions. We will create one or more of these committees at such time as the Board determines it would not be overly costly or burdensome to do so, and is warranted given our then stage of development.

EXECUTIVE COMPENSATION

Following are the particulars of compensation paid or accruing to our officers, as a group, for our last three fiscal years ended.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation			Long Term Compensation (1)			All Other Compen- sation
		Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Awards		Payouts
					Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)
James Briscoe (2) President, CEO, Chairman and Director	2005 2004 2003	84,144 N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A
Gary Musil (3) Secretary and Director, Former President and CEO	2005 2004 2003	Nil Nil N/A	Nil Nil N/A	Nil $11,750(4) N/A	17,000(6) Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A
Paulo Martins (5) Former Director and CEO	2005 2004 2003	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil
Jon R. Young Director, Treasurer and CFO	2005 2004 2003	31,500 Nil Nil	Nil N/A N/A	Nil N/A N/A	120,000(6) N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A

(1) The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2) Mr. Briscoe was appointed as a director and officer on February 3, 2004.

(3)	Mr. Musil served as our chief executive officer until February 3, 2004.

(4) We paid management consulting fees to Sundance Capital Group, Inc., a private company directed by Mr. Musil, our secretary and one of our directors, for accounting, financial and administrative services provided to our company by Sundance at the rate of $3,000 per month, plus reasonable expenses from October 24, 2003 to January 24, 2004. The management agreement was extended for a further three months until April 24, 2004. This agreement was not renewed but is now paid on an advisory basis for work performed.

(5) Mr. Martins served as our chief executive officer until October 24, 2003.

(6) These options were granted on December 27, 2004, and are exercisable at a price of $1.67 per share until December 27, 2014, and vest on the basis of 25% of the options on each of the 6, 12, 18 and 24 month anniversaries from the date of granting.

Option/SAR Grants in the last fiscal year

During the year ended January 31, 2005 we granted the following stock options to our directors and officers:

Name	Number of Securities Underlying Options/ SARs Granted (#)(1)	% of Total Options/ SARs Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date
Jon Young	120,000(2) (3)	17.05%	$1.67	December 27, 2014
Gary Musil	17,000(2) (3)	2.42%	$1.67	December 27, 2014
John Guilbert	80,000(2) (3)	11.36%	$1.67	December 27, 2014

(1) Calculated on the basis of the total number of new options awarded during the year (704,000).

(2) Granted on December 27, 2004 pursuant to the 2004 Stock Option Plan.

(3) These options vest on the basis of 25% of the options on each of the 6, 12, 18 and 24 month anniversaries from the date of granting.

The following table sets forth for each director and officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of January 31, 2005.

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End(1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Young	Nil	Nil	Nil	120,000	$0	$30,000
G. Musil	Nil	Nil	Nil	17,000	$0	$4,250
J. Guilbert	Nil	Nil	Nil	80,000	$0	$20,000

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of January 31, 2005 ($1.92 per share on NASD OTCBB) and the exercise price of the individual's options ($1.67), or $0.25.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our Board. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors receive stock options to purchase common stock as awarded by our Board or a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Our Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Employment Contracts

We have not entered into any employment agreements or compensation arrangements with any of our directors or officers.

We entered into a management consulting agreement with Sundance Capital Group, Inc., a private company directed by Mr. Musil, our secretary and director, for accounting, financial and administrative services provided to our company by Sundance at the rate of $3,000 per month, plus reasonable expenses. The term of this agreement expired April 24, 2004 and was not renewed.

INDEPENDENT PUBLIC ACCOUNTANTS

Overview

Dohan and Company CPA PA was dismissed as our independent auditors on September 13, 2004. Dohan and Company's audit reports as of January 31, 2004, and for the year then ended on our financial statements did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Dohan and Company CPA PA expressed in their reports substantial doubt about our ability to continue as a going concern.

During the two most recent fiscal years, and in the subsequent interim periods, there were no disagreements with Dohan and Company CPA PA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Dohan and Company CPA PA would have caused Dohan and Company CPA PA to make reference to the matter in their report. We requested Dohan and Company CPA PA to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated September 29, 2004 was filed as Exhibit 16 to our Form 8-K/A as filed with the Securities and Exchange Commission on September 30, 2004.

Semple & Cooper, LLP was engaged on September 13, 2004 as our principal accountant to audit our financial statements. The decision to change accountants was approved by the Board.

During the year ended January 31, 2005 and subsequent to the date hereof, neither us nor anyone on our behalf consulted with Semple & Cooper, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, nor has Semple & Cooper, LLP provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) of Regulation S-B with our former accountant.

Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our current and former independent public accountants provided audit and other services during the fiscal years ended March 31, 2005 and 2004 as follows:

	Semple & Cooper LLP Fiscal		Dohan and Company CPA Fiscal
	2005	2004	2005	2004
Audit Fees	$12,104	N/A	N/A	$24,548
Audit-Related Fees	Nil	N/A	N/A	Nil
Tax Fees	Nil	N/A	N/A	Nil
All Other Fees	Nil	N/A	N/A	Nil
Total Fees	$12,104	N/A	N/A	$24,548

We do not use Semple & Cooper, LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Semple & Cooper, LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Semple & Cooper, LLP is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (which consists of our entire Board); or

- entered into pursuant to pre-approval policies and procedures established by the Board, provided the policies and procedures are detailed as to the particular service, the Board is informed of each service, and such policies and procedures do not include delegation of the Board' responsibilities to management.

The Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

The Board has considered the nature and amount of fees billed by Semple & Cooper, LLP and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Semple & Cooper, LLP's independence.

COMPENSATION PLANS

As at January 31, 2005, we had one compensation plan in place, entitled "2004 Stock Option Plan." This plan has not been approved by our stockholders.

Number of Securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options	Number of securities remaining available for further issuance
3,850,000	$1.67	3,146,000

INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to the Company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended January 31, 2005, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
James Briscoe	1(1)	1(1)	Nil
Jon Young	2(1)(2)	1(1)(2)	Nil
Gary Musil	2(1)(2)	2(1)(2)	Nil
John Guilbert	2(1)(2)	2(1)(2)	Nil
Alaska Star Minerals LLC	2(1)(2)	2(1)(2)	Nil

(1) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership of Securities.

(2) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 - Statement of Changes in Beneficial Ownership of Securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial stockholder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

We entered into a management agreement dated October 24, 2003 with Sundance Capital Group, Inc., a private company directed by Mr. Musil, our Secretary and director, whereby Sundance has agreed to provide accounting, financial and administrative services for an initial three month period at the rate of $3,000 per month, plus reasonable expenses. We agreed to pay a signing bonus of $5,000 upon execution of the management agreement. We paid an aggregate of $11,750 pursuant to this management agreement in 2003. This agreement was extended for an additional three month term and expired on April 24, 2004.

From February 2002 to January 2004, our former Chief Financial Officer and director, Chen (Jason) Wu, provided us with technical services in the basic design and setting up of our Internet textile trade center. We entered into a service agreement with Mr. Wu for his technical services and under the service agreement we agreed to pay Mr. Wu an amount as determined by our directors in view of Mr. Wu's contribution to our company and the funds available to us for compensation of contractors and employees. During the year ended January 31, 2004, we paid Mr. Wu a total of $1,035 for the technical services and reimbursement of expenses provided by him. We terminated the service agreement with Mr. Wu on January 30, 2004.

On closing of our merger, we issued to Alaska Star Minerals LLC, an Arizona limited liability company, a total of 17,500,000 shares of our common stock. James Briscoe, our president and chairman, owns a 100% beneficial interest in Alaska Star Minerals LLC. In November 2004, 7,000,000 of these shares were cancelled, and 1,750,000 were transferred to Bedrock Capital Corp., a company affiliated with Liberty Star.

Gary Musil, our secretary and a director, advanced $25,000 to us in 2003 in order to fund operating expenses. These funds were advanced as a loan. The loan was non-interest bearing, was unsecured and was without any fixed terms of repayment. The loan was repaid as of December 31, 2004.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2006 proxy statement, your proposal must be received by us no later than August 31, 2006, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2006 annual meeting, you must notify us in writing and such notice must be delivered to or received by our President no later than August 31, 2006. While the Board will consider stockholder proposals, we reserve the right to omit from our 2006 proxy statement stockholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

“HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT AND QUARTERLY REPORT

Our amended annual report on Form 10-KSB/A for the year ended January 31, 2005 and our amended quarterly report on Form 10-QSB/A for the quarterly period ended July 31, 2005 are enclosed with this proxy statement.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the stockholders, and the audited financial statements of our company for the fiscal year ended January 31, 2005, together with the auditors’ report thereon, and the interim unaudited financial statements of our company for the quarterly period ended July 31, 2005. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ James Briscoe

James Briscoe

President, Chief Executive Officer,

Chairman of the Board

Dated: October 21, 2005

Tucson, Arizona

1

PROXY CARD

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

LIBERTY STAR GOLD CORP.

(the "Company")

TO BE HELD AT the Arizona Inn, 2200 East Elm Street, Tucson, Arizona, 85719

ON Friday, December 2, 2005 at 10:30 a.m. (local time)

(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, James Briscoe, a director and officer of the Company, or failing this person, Philip St. George, a director of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints James Briscoe and Philip St. George as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Liberty Star Gold Corp. (the "Company") held of record by the undersigned on October 17, 2005, at the Annual Meeting of Stockholders to be held at 2200 East Elm Street, Tucson, Arizona 85719, on December 2, 2005, or any adjournment thereof.

☐         Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by Wednesday, November 30, 2005 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

	For	Withhold
PROPOSAL 1: Election of Directors Nominees:
James Briscoe	☐	☐
Jon Young	☐	☐
Gary Musil	☐	☐
John Guilbert	☐	☐
Philip St. George	☐	☐
PROPOSAL 2: Appointment of Independent Auditors
To ratify the selection of Semple & Cooper, LLP, as independent auditors	☐	☐

2

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: _____________________________	Signature: ____________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

1

INSTRUCTIONS FOR COMPLETION OF PROXY

1.             This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.             If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.             A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.	Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)            appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy; OR

(b)            appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

5.             The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

6.             If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the Scrutineer before the commencement of the Meeting and revoke, in writing, any prior instrument of proxy executed by such registered holder.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of The Nevada Agency and Trust Company, by mail or by fax, at any time up to and including 10:30 a.m. (local time) on Wednesday, November 30, 2005, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

The Nevada Agency and Trust Company

Suite 880, Bank of America Plaza

50 West Liberty Street

Reno, Nevada, 89501

Fax: 775.322.5623